       1                                               Exhibit 24


                       POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to up to 3.5 million common shares to be offered under the Amended and Restated 1969 Stock Option Plan of LIN Broadcasting Corporation; and

     WHEREAS, the undersigned is both a director and an officer of the Company, as indicated below his signature:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorney for him and in his name, place and stead, and in his capacity as both a director and an officer of the Company, to execute and file any such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of September, 1995.




                    R. E. Allen
                    Chairman of the Board and Director

                       POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to up to 3.5 million common shares to be offered under the Amended and Restated 1969 Stock Option Plan of LIN Broadcasting Corporation; and

     WHEREAS, the undersigned is an officer of the Company, as indicated below his signature:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as an officer of the Company, to execute and file any such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements, with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of September, 1995.





                    R. W. Miller
                    Executive Vice President and
                      Chief Financial Officer

                        POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to up to 3.5 million common shares to be offered under the Amended and Restated 1969 Stock Option Plan of LIN Broadcasting Corporation; and

     WHEREAS, the undersigned is an officer of the Company, as indicated below her signature:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER and S. L. PRENDERGAST, and each of them, as attorneys for her and in her name, place and stead, and in her capacity as an officer of the Company, to execute and file any such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of September, 1995.




                    M. B. Tart
                    Vice President and Controller

                        POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to up to 3.5 million common shares to be offered under the Amended and Restated 1969 Stock Option Plan of LIN Broadcasting Corporation; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file any such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of September, 1995.




                    M. Kathryn Eickhoff
                    Director

                        POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to up to 3.5 million common shares to be offered under the Amended and Restated 1969 Stock Option Plan of LIN Broadcasting Corporation; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file any such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of September, 1995.




                    Walter Y. Elisha
                    Director

                        POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to up to 3.5 million common shares to be offered under the Amended and Restated 1969 Stock Option Plan of LIN Broadcasting Corporation; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file any such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 29th day of September, 1995.




                    Philip M. Hawley
                    Director

                        POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to up to 3.5 million common shares to be offered under the Amended and Restated 1969 Stock Option Plan of LIN Broadcasting Corporation; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file any such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 29th day of September, 1995.




                    Carla A. Hills
                    Director

                        POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to up to 3.5 million common shares to be offered under the Amended and Restated 1969 Stock Option Plan of LIN Broadcasting Corporation; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file any such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of September, 1995.




                    Belton K. Johnson
                    Director

                        POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to up to 3.5 million common shares to be offered under the Amended and Restated 1969 Stock Option Plan of LIN Broadcasting Corporation; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file any such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of September, 1995.




                    Drew Lewis
                    Director

                        POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to up to 3.5 million common shares to be offered under the Amended and Restated 1969 Stock Option Plan of LIN Broadcasting Corporation; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file any such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 29th day of September, 1995.




                    Victor A. Pelson
                    Director

                        POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to up to 3.5 million common shares to be offered under the Amended and Restated 1969 Stock Option Plan of LIN Broadcasting Corporation; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file any such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of September, 1995.




                    Donald S. Perkins
                    Director

                        POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to up to 3.5 million common shares to be offered under the Amended and Restated 1969 Stock Option Plan of LIN Broadcasting Corporation; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file any such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 29th day of September, 1995.




                    Henry B. Schacht
                    Director

                        POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to up to 3.5 million common shares to be offered under the Amended and Restated 1969 Stock Option Plan of LIN Broadcasting Corporation; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file any such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 29th day of September, 1995.




                    Michael I. Sovern
                    Director

                        POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to up to 3.5 million common shares to be offered under the Amended and Restated 1969 Stock Option Plan of LIN Broadcasting Corporation; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file any such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of September, 1995.




                    Franklin A. Thomas
                    Director

                        POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to up to 3.5 million common shares to be offered under the Amended and Restated 1969 Stock Option Plan of LIN Broadcasting Corporation; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file any such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of September, 1995.




                    Joseph D. Williams
                    Director

                        POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to up to 3.5 million common shares to be offered under the Amended and Restated 1969 Stock Option Plan of LIN Broadcasting Corporation; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file any such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of September, 1995.




                    Thomas H. Wyman
                    Director